UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 18, 2005

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100, Golden Valley, MN 55422-4837

(Address of Principal Executive Offices)               (Zip Code)

(612) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

            (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

            (17 CFR 240.13e-4(c))

Items 1.01-5.03 and Items 5.05, 7.01 and 8.01 are not applicable.

ITEM 5.4               Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

On May 18, 2005, Winmark Corporation (the “Company”) provided notice under Rule 104 of Regulation BTR of a blackout period under the Winmark Corporation 401(k) Savings Plan (the “Plan” and the “Plan Blackout Period”).  The Plan Blackout Period is expected to commence on June 21, 2005 and is scheduled to conclude on conclude the week of July 22, 2005.

A copy of the notice sent to Directors and Section 16 executive officers is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits.

99.1             Form of Notice of Blackout Period to Directors and Executive Officers

                    of Winmark Corporation dated May 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINMARK CORPORATION

Dated: May 18, 2005
	By:	/s/ Mark T. Hooley
Mark T. Hooley
Vice President and General Counsel

Exhibit Index

99.1                                       Notice of Commencement of Pension Blackout Period dated May 18, 2005 to Directors and Executive Officers of Winmark Corporation.